UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

Rodin Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-221814	81-1144197
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On September 16, 2022, the board of directors (the “Board”) of Rodin Income Trust, Inc., a Maryland corporation (the “Company”), unanimously approved, subject to receipt of requisite stockholder approval, the assignment of substantially all of the Company’s assets, consisting of a mezzanine loan and a preferred equity interest, to Cantor Realty Fund III, L.P. (the “Asset Assignment”). Cantor Realty Fund III, L.P. (“Cantor Realty”) is an affiliate of Cantor Fitzgerald Investors, LLC, the Company’s sponsor. The cash amount to be received is based on the most recently determined net asset value of the Delshah Loan and the Delshah Preferred Equity Interest as of June 30, 2022 as determined by Robert A. Stanger & Co., Inc., the Company’s independent valuation firm, in accordance with the procedures described in the “Net Asset Value Calculation and Valuation Procedures” section of the Company’s prospectus for the initial public offering.  In connection with the approval of the Asset Assignment, the Company’s board of directors also unanimously approved the Company’s plan of liquidation and dissolution, which is also subject to stockholder approval.

The Company has prepared and will mail to its stockholders on or about September 20, 2022, a proxy statement seeking stockholder approvals at the Company’s annual meeting: (i) to approve the Asset Assignment, (ii) to approve the proposed plan of liquidation and distribution, (iii) to elect five directors, each to serve until the 2023 annual meeting of stockholders and until his successor is duly elected and qualifies or earlier if the Company is liquidated and dissolved prior to the expiration of their terms, (iv) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (v) to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate to solicit additional proxies. Stockholders of record at the close of business on September 16, 2022 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof.

The Company currently has two investments: (i) a $8.1 million fixed rate mezzanine loan (“Delshah Loan”) originated to Brooklyn Portfolio Mezz LLC (“Mezzanine Borrower) for the acquisition of a 28-property multifamily portfolio by Delshah Capital Limited and (ii) a $8.1 million preferred equity interest in DS Brooklyn Portfolio Owner LLC, a single purpose limited liability company of which the Mezzanine Borrower owns 100% of the membership interests (“Delshah Preferred Equity Interest”).

If the Asset Assignment and the plan of liquidation are approved by the Company’s stockholders, the Company will assign and transfer all of its interests, rights, benefits and liabilities in the Delshah Loan and Delshah Preferred Equity Interest to Cantor Realty. As consideration for the Asset Assignment, the Company will receive an amount in cash equal to $16,085,726, subject to apportionment of any interest. The Company is working to complete the Asset Assignment as soon as practicable and currently expects that the Asset Assignment will be completed promptly following the receipt of the required stockholder approval.

The Asset Assignment may only be consummated if stockholders approve the Asset Assignment and the plan of liquidation. Subject to the Asset Assignment being completed, the Company intends to wind up its affairs and distribute its assets, which are expected to consist primarily of cash after satisfying the Company’s liabilities, to the Company’s stockholders in accordance with the plan of liquidation and dissolution. The Company currently anticipates making one or more liquidating distributions to the stockholders and expects the final liquidating distribution to be made shortly after the consummation of the Asset Assignment and in any event on or before a date that is within nine months after the date that the Company receives required stockholder approval for the plan of liquidation and dissolution.

The Asset Assignment is the culmination of a thorough exploration of strategic alternatives by the Board, which began following the completion of the Company’s initial public offering in May 2021. After due consideration of all alternatives reasonably available to the Company, including pursuing third-party sales and maintaining its existence and continuing to own its two investments, the Board decided that, at this time, pursuing a liquidity event in the form of assignment of the two investments to Cantor Realty for consideration based on the most recently available net asset value of these assets and liquidating and dissolving pursuant to the plan of liquidation is the best alternative to enhance stockholder value within a reasonable period of time.

Suspension of Share Repurchase Program

Pursuant to the terms of the Company’s share repurchase program (the “SRP”), the Board may, in its sole discretion, suspend or terminate the SRP at any time upon 10 business days’ prior written notice to the SRP’s participants. In connection with the approval of the Asset Assignment and plan of liquidation, on September 16, 2022, the Board, including all of its independent directors, approved suspension of the SRP until further notice. Pursuant to the terms of the SRP, the suspension for the SRP will go into effect on September 30, 2022.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include, among others, statements about the expected benefits of the Asset Assignment and the plan of liquidation, the expected timing and completion of the Asset Assignment and the plan of liquidation, the estimated timing of the liquidating distributions, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain stockholder approvals required to consummate the Asset Assignment and the plan of liquidation; unanticipated difficulties relating to the Asset Assignment or the plan of liquidation and the potential for unforeseen expenses that will or may be incurred in connection with the assignment of our assets and our continued operation, which could reduce the amount of liquidating distributions; general risks affecting the real estate industry; adverse economic or real estate developments in the Company’s existing markets; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies; potential liability for uninsured losses; risks associated with the Company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), and possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of CFI or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by us with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of the report. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN INCOME TRUST, INC.

Date: September 16, 2022	By:	/s/ John C. Griffin
Name: John C. Griffin
Title: Chief Financial Officer

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